UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

One2One Living Corporation

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54024

(Commission File Number)

20-4281128

 (IRS Employer Identification No.)

3585 North Courtenay Parkway, Suite 5

Merritt Island, Florida 32953

 (Address of principal executive offices)(Zip Code)

(877) 407-9797

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On December 16, 2013, Kenne Ruan, CPA, P.C. (“Kenne Ruan”), notified One2One Living Corporation, a Nevada corporation (the “Company”), that Kenne Ruan resigned as the independent registered public accounting firm of the Company.  Without citing a specific reason for resignation, in its letter to the Company, Kenne Ruan stated, in relevant part, “[w]e wish to remind you that you have unpaid invoices totaling $6,428.35.”

The reports of Kenne Ruan regarding the Company’s financial statements as of December 31, 2012 and the statements of operations, stockholders’ deficit and cash flows for the year then ended contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Kenne Ruan, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern. Kenne Ruan did not audit the financial statements of the Company for the fiscal year ended December 31, 2011 or for any period from November 27, 2006 (inception) to December 31, 2011.

From the period as of December 31, 2012, and during the subsequent interim period through the date of resignation, the Company had no disagreement with Kenne Ruan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kenne Ruan, would have caused them to make reference thereto in their report on the Company’s financial statements for such period as of December 31, 2012.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kenne Ruan a copy of the above disclosures and requested Kenne Ruan to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Kenne Ruan’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 8, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Kyle L. Tingle, CPA, LLC (“Kyle Tingle”), the Company’s new independent registered public accountants, which appointment Kyle Tingle has accepted with the dismissal of Kenne Ruan.

During the two most recent fiscal years and the interim period preceding the engagement of Kyle Tingle, the Company has not consulted with Kyle Tingle regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Kyle Tingle or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with Kenne Ruan and therefore did not discuss any past disagreements with Kyle Tingle.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1

Letter dated January 17 , 2014, from Kenne Ruan, CPA, P.C., regarding concurrence or disagreement with the statements made by One2One Living Corporation in this Current Report on Form 8-K concerning the resignation or dismissal as the registrant's principal accountant.

99.1	Letter dated December 16, 2013, from Kenne Ruan, CPA, P.C. to One2One Living Corporation regarding resignation as independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

One2One Living Corporation
(Registrant)

Date: January 17, 2014	By:	/s/Mary Spio
	Name:	Mary Spio
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
16.1

Letter dated January 17 , 2014, from Kenne Ruan, CPA, P.C., regarding concurrence or disagreement with the statements made by One2One Living Corporation in this Current Report on Form 8-K concerning the resignation or dismissal as the registrant's principal accountant.

99.1	Letter dated December 16, 2013, from Kenne Ruan, CPA, P.C. to One2One Living Corporation regarding resignation as independent registered public accounting firm.